UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00203

MASSACHUSETTS INVESTORS TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2015

MASSACHUSETTS INVESTORS TRUST

MIT-ANN

MASSACHUSETTS INVESTORS TRUST

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting.

The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	3.3%
Danaher Corp.	2.9%
Visa, Inc., “A”	2.8%
Alphabet, Inc., “A”	2.4%
Thermo Fisher Scientific, Inc.	2.3%
Bank of America Corp.	2.1%
Johnson & Johnson	2.1%
Wells Fargo & Co.	2.1%
American Tower Corp., REIT	1.9%
Alphabet, Inc., “C”	1.9%

Equity sectors
Financial Services	21.9%
Health Care	14.9%
Technology	10.2%
Consumer Staples	10.2%
Industrial Goods & Services	8.2%
Retailing	7.6%
Special Products & Services	5.9%
Leisure	5.5%
Energy	4.7%
Basic Materials	4.2%
Utilities & Communications	3.5%
Transportation	1.4%
Autos & Housing	1.1%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Class A shares of the Massachusetts Investors Trust (“fund”) provided a total return of 0.28%, at net asset value. This compares with a return of 1.38% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Stock selection in the retailing sector was a negative factor for performance relative to the S&P 500 Index. Most notably, not owning shares of internet retailer Amazon.com detracted from relative results. Shares of Amazon.com appreciated after the company reported strong quarterly results, driven by improving growth in its core retail segment and remote computing segment (Amazon Web Services).

Stock selection in the leisure sector was another area of relative weakness. The fund’s overweight positions in media firm Time Warner and global media company Twenty-First Century Fox held back relative results as both companies underperformed

Management Review – continued

the benchmark during the reporting period. While Time Warner exceeded consensus’ earnings expectations, it appeared that investor sentiment was weighed by management’s lowered 2016 earnings guidance.

Elsewhere, not owning shares of software giant Microsoft, diversified industrial conglomerate General Electric and social networking service provider Facebook held back relative performance. Facebook beat quarterly results on the back of accelerated advertisement revenue growth, particularly in the mobile segment. The fund’s overweight positions in financial services company American Express, energy exploration and production company EOG Resources and oil and gas producer Noble Energy also dampened relative results. Holdings of railroad company Canadian National Railway (b) further lowered relative returns. Shares of Canadian National Railway fell as it appeared investor concerns regarding weaker carload volumes for coal, metals and crude weighed on its share price.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the technology sector benefited relative performance during the reporting period. Most notably, the fund’s overweight position in internet search giant Alphabet (formerly Google) aided relative returns. Shares of Alphabet benefited from strength in mobile search and video ads on YouTube which were notable contributors to the company’s above-consensus results. Management also announced that it had authorized a stock buyback program which further supported the stock. Not owning shares of wireless communications software company QUALCOMM also aided relative results. Shares of QUALCOMM declined after in-line fourth-quarter earnings were accompanied by a weak outlook from management. Chip operating margins declined and new license agreements in China have been slow to progress, which further weighed on the company’s shares.

Stock selection and an underweight position in the utilities & communications sector was another contributor to relative performance. Not owning shares of natural gas pipelines operator Kinder Morgan bolstered relative return. Shares of Kinder Morgan depreciated significantly after challenging business trends forced the company to cut its annual dividend by 75% during the period to preserve cash.

Stocks in other sectors that benefited relative performance included the fund’s overweight positions in global payments technology company Visa, snack food and beverage producer Mondelez International, management consulting firm Accenture, financial clearing house Nasdaq and commercial products manufacturer Newell Rubbermaid. Not owning shares of integrated oil and gas companies Exxon Mobil and retail giant Wal-Mart also bolstered relative returns.

Management Review – continued

Respectfully,

T. Kevin Beatty	Ted Maloney
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 12/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/15/24	0.28%	11.42%	7.48%	N/A
B	9/07/93	(0.48)%	10.58%	6.72%	N/A
C	7/01/96	(0.54)%	10.58%	6.71%	N/A
I	1/02/97	0.46%	11.69%	7.79%	N/A
R1	4/01/05	(0.51)%	10.57%	6.69%	N/A
R2	10/31/03	(0.03)%	11.12%	7.22%	N/A
R3	4/01/05	0.26%	11.41%	7.50%	N/A
R4	4/01/05	0.48%	11.68%	7.77%	N/A
R5	6/01/12	0.58%	N/A	N/A	15.53%
529A	7/31/02	0.19%	11.37%	7.35%	N/A
529B	7/31/02	(0.53)%	10.52%	6.61%	N/A
529C	7/31/02	(0.58)%	10.52%	6.60%	N/A
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		1.38%	12.57%	7.31%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(5.49)%	10.11%	6.84%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.26)%	10.31%	6.72%	N/A
C With CDSC (1% for 12 months) (v)		(1.48)%	10.58%	6.71%	N/A
529A With initial Sales Charge (5.75%)		(5.57)%	10.06%	6.71%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(4.29)%	10.25%	6.61%	N/A
529C With CDSC (1% for 12 months) (v)		(1.52)%	10.52%	6.60%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, July 1, 2015 through December 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
A	Actual	0.70%	$1,000.00	$987.04	$3.51
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57
B	Actual	1.47%	$1,000.00	$983.20	$7.35
	Hypothetical (h)	1.47%	$1,000.00	$1,017.80	$7.48
C	Actual	1.47%	$1,000.00	$983.03	$7.35
	Hypothetical (h)	1.47%	$1,000.00	$1,017.80	$7.48
I	Actual	0.47%	$1,000.00	$987.88	$2.35
	Hypothetical (h)	0.47%	$1,000.00	$1,022.84	$2.40
R1	Actual	1.47%	$1,000.00	$983.25	$7.35
	Hypothetical (h)	1.47%	$1,000.00	$1,017.80	$7.48
R2	Actual	0.97%	$1,000.00	$985.49	$4.85
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
R3	Actual	0.72%	$1,000.00	$987.10	$3.61
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
R4	Actual	0.47%	$1,000.00	$987.86	$2.35
	Hypothetical (h)	0.47%	$1,000.00	$1,022.84	$2.40
R5	Actual	0.38%	$1,000.00	$988.57	$1.90
	Hypothetical (h)	0.38%	$1,000.00	$1,023.29	$1.94
529A	Actual	0.75%	$1,000.00	$986.65	$3.76
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
529B	Actual	1.50%	$1,000.00	$983.07	$7.50
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
529C	Actual	1.52%	$1,000.00	$982.94	$7.60
	Hypothetical (h)	1.52%	$1,000.00	$1,017.54	$7.73

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A, Class 529A, and Class 529B shares, this rebate reduced the expense ratios above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.1%
Issuer	Shares/Par	Value ($)
Aerospace - 3.5%
Honeywell International, Inc.	1,220,325	$126,389,060
Precision Castparts Corp.	117,669	27,300,385
United Technologies Corp.	1,020,563	98,045,487

		$251,734,932
Alcoholic Beverages - 1.8%
Diageo PLC	1,843,279	$50,267,120
Pernod Ricard S.A.	700,622	79,654,414

		$129,921,534
Apparel Manufacturers - 2.4%
LVMH Moet Hennessy Louis Vuitton S.A.	507,147	$79,280,595
NIKE, Inc., “B”	515,772	32,235,750
VF Corp.	968,891	60,313,465

		$171,829,810
Broadcasting - 3.9%
Time Warner, Inc.	1,545,682	$99,959,255
Twenty-First Century Fox, Inc.	2,954,314	80,239,168
Walt Disney Co.	923,916	97,085,093

		$277,283,516
Brokerage & Asset Managers - 3.2%
BlackRock, Inc.	316,432	$107,751,425
Blackstone Group LP	1,158,815	33,883,751
NASDAQ, Inc.	1,547,746	90,032,385

		$231,667,561
Business Services - 5.9%
Accenture PLC, “A”	1,292,667	$135,083,702
Cognizant Technology Solutions Corp., “A” (a)	2,149,771	129,029,255
Fidelity National Information Services, Inc.	1,805,099	109,388,999
Gartner, Inc. (a)	531,522	48,209,045

		$421,711,001
Cable TV - 1.7%
Comcast Corp., “A”	2,126,414	$119,993,542

Chemicals - 1.4%
Monsanto Co.	1,029,622	$101,438,359

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 0.7%
Adobe Systems, Inc. (a)	557,438	$52,365,726

Computer Software - Systems - 2.9%
Apple, Inc.	711,508	$74,893,332
EMC Corp.	4,134,318	106,169,286
Hewlett Packard Enterprise	1,864,294	28,337,269

		$209,399,887
Construction - 1.1%
Sherwin-Williams Co.	292,338	$75,890,945

Consumer Products - 4.5%
Colgate-Palmolive Co.	1,060,547	$70,653,641
Estee Lauder Cos., Inc., “A”	343,099	30,213,298
Kimberly-Clark Corp.	309,862	39,445,433
Newell Rubbermaid, Inc.	2,868,088	126,425,319
Procter & Gamble Co.	746,512	59,280,518

		$326,018,209
Containers - 1.2%
Crown Holdings, Inc. (a)	1,704,920	$86,439,444

Electrical Equipment - 4.0%
Danaher Corp.	2,271,404	$210,968,004
W.W. Grainger, Inc.	376,215	76,217,397

		$287,185,401
Electronics - 2.2%
Avago Technologies Ltd.	880,824	$127,851,604
Microchip Technology, Inc.	653,851	30,430,226

		$158,281,830
Energy - Independent - 2.4%
EOG Resources, Inc.	1,344,476	$95,175,456
Noble Energy, Inc.	1,503,261	49,502,385
Occidental Petroleum Corp.	375,277	25,372,478

		$170,050,319
Engineering - Construction - 0.7%
Fluor Corp.	1,124,930	$53,119,195

Food & Beverages - 3.8%
Danone S.A.	1,296,083	$87,469,243
General Mills, Inc.	556,992	32,116,159

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Mead Johnson Nutrition Co., “A”	487,118	$38,457,966
Mondelez International, Inc.	2,592,086	116,229,136

		$274,272,504
General Merchandise - 2.1%
Costco Wholesale Corp.	422,059	$68,162,529
Kohl’s Corp.	240,808	11,469,685
Target Corp.	928,968	67,452,366

		$147,084,580
Insurance - 1.0%
ACE Ltd.	634,611	$74,154,295

Internet - 4.4%
Alphabet, Inc., “A” (a)	224,846	$174,932,436
Alphabet, Inc., “C” (a)	180,526	136,997,571

		$311,930,007
Major Banks - 10.7%
Bank of America Corp.	9,008,527	$151,613,509
Goldman Sachs Group, Inc.	722,003	130,126,601
JPMorgan Chase & Co.	3,604,122	237,980,176
Morgan Stanley	1,815,534	57,752,137
State Street Corp.	588,720	39,067,459
Wells Fargo & Co.	2,728,152	148,302,343

		$764,842,225
Medical & Health Technology & Services - 1.1%
McKesson Corp.	408,602	$80,588,572

Medical Equipment - 5.6%
Abbott Laboratories	889,317	$39,939,226
Medtronic PLC	907,675	69,818,361
St. Jude Medical, Inc.	818,455	50,555,965
Stryker Corp.	775,722	72,095,603
Thermo Fisher Scientific, Inc.	1,187,428	168,436,662

		$400,845,817
Oil Services - 2.3%
Cameron International Corp. (a)	982,494	$62,093,621
National Oilwell Varco, Inc.	780,398	26,135,529
Schlumberger Ltd.	1,149,274	80,161,861

		$168,391,011

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 7.0%
American Express Co.	1,880,629	$130,797,747
BB&T Corp.	1,171,691	44,301,637
MasterCard, Inc., “A”	1,262,075	122,875,622
Visa, Inc., “A”	2,601,987	201,784,092

		$499,759,098
Pharmaceuticals - 8.2%
Allergan PLC (a)	319,286	$99,776,875
Bristol-Myers Squibb Co.	1,547,363	106,443,101
Eli Lilly & Co.	1,114,781	93,931,447
Endo International PLC (a)	1,125,018	68,873,602
Johnson & Johnson	1,447,264	148,662,958
Valeant Pharmaceuticals International, Inc. (a)	662,393	67,332,248

		$585,020,231
Railroad & Shipping - 1.4%
Canadian National Railway Co.	1,840,497	$102,846,972

Specialty Chemicals - 1.6%
Praxair, Inc.	463,374	$47,449,498
W.R. Grace & Co. (a)	647,531	64,487,612

		$111,937,110
Specialty Stores - 3.2%
AutoZone, Inc. (a)	122,106	$90,591,662
L Brands, Inc.	413,855	39,655,586
Ross Stores, Inc.	1,844,962	99,277,405

		$229,524,653
Telecommunications - Wireless - 1.9%
American Tower Corp., REIT	1,438,421	$139,454,916

Utilities - Electric Power - 1.3%
American Electric Power Co., Inc.	851,025	$49,589,227
CMS Energy Corp.	1,245,870	44,950,990

		$94,540,217
Total Common Stocks (Identified Cost, $5,176,658,023)		$7,109,523,419

Convertible Preferred Stocks - 0.2%
Utilities - Electric Power - 0.2%
Exelon Corp., 6.5% (Identified Cost, $18,761,929)	370,851	$15,008,340

Portfolio of Investments – continued

Money Market Funds - 0.8%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	59,679,022	$59,679,022
Total Investments (Identified Cost, $5,255,098,974)		$7,184,210,781

Other Assets, Less Liabilities - (0.1)%		(9,544,111)
Net Assets - 100.0%		$7,174,666,670

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 12/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $5,195,419,952)	$7,124,531,759
Underlying affiliated funds, at cost and value	59,679,022
Total investments, at value (identified cost, $5,255,098,974)	$7,184,210,781
Cash	365,625
Receivables for
Fund shares sold	7,154,628
Interest and dividends	6,741,394
Receivable from distributor	67,132
Other assets	301,127
Total assets	$7,198,840,687
Liabilities
Payable for fund shares reacquired	$21,391,852
Payable to affiliates
Investment adviser	134,636
Shareholder servicing costs	2,300,991
Program manager fees	29
Payable for independent Trustees’ compensation	115,207
Accrued expenses and other liabilities	231,302
Total liabilities	$24,174,017
Net assets	$7,174,666,670
Net assets consist of
Paid-in capital	$5,219,648,088
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,929,370,015
Accumulated net realized gain (loss) on investments and foreign currency	19,389,160
Undistributed net investment income	6,259,407
Net assets	$7,174,666,670
Shares of beneficial interest outstanding	266,796,984

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,273,615,753	120,103,414	$27.26
Class B	83,970,371	3,159,725	26.58
Class C	296,095,909	11,321,765	26.15
Class I	2,804,057,601	105,442,420	26.59
Class R1	9,515,666	365,838	26.01
Class R2	177,562,415	6,783,686	26.17
Class R3	333,089,357	12,315,349	27.05
Class R4	82,538,628	3,006,631	27.45
Class R5	103,805,713	3,900,841	26.61
Class 529A	7,160,647	268,147	26.70
Class 529B	437,624	17,204	25.44
Class 529C	2,816,986	111,964	25.16

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $28.92 [100 / 94.25 x $27.26] and $28.33 [100 / 94.25 x $26.70], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 12/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$114,607,942
Interest	399,067
Dividends from underlying affiliated funds	89,823
Foreign taxes withheld	(981,265)
Total investment income	$114,115,567
Expenses
Management fee	$24,499,131
Distribution and service fees	14,467,313
Shareholder servicing costs	8,053,579
Program manager fees	9,839
Administrative services fee	634,524
Independent Trustees’ compensation	106,475
Custodian fee	245,708
Shareholder communications	362,255
Audit and tax fees	60,555
Legal fees	59,568
Miscellaneous	407,690
Total expenses	$48,906,637
Fees paid indirectly	(208)
Reduction of expenses by investment adviser and distributor	(589,793)
Net expenses	$48,316,636
Net investment income	$65,798,931
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$380,376,200
Foreign currency	(7,589)
Net realized gain (loss) on investments and foreign currency	$380,368,611
Change in unrealized appreciation (depreciation)
Investments	$(421,625,139)
Translation of assets and liabilities in foreign currencies	(12,752)
Net unrealized gain (loss) on investments and foreign currency translation	$(421,637,891)
Net realized and unrealized gain (loss) on investments and foreign currency	$(41,269,280)
Change in net assets from operations	$24,529,651

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 12/31
	2015	2014
Change in net assets
From operations
Net investment income	$65,798,931	$70,613,017
Net realized gain (loss) on investments and foreign currency	380,368,611	434,662,023
Net unrealized gain (loss) on investments and foreign currency translation	(421,637,891)	242,923,509
Change in net assets from operations	$24,529,651	$748,198,549
Distributions declared to shareholders
From net investment income	$(70,000,108)	$(63,900,343)
From net realized gain on investments	(353,335,600)	(417,648,223)
Total distributions declared to shareholders	$(423,335,708)	$(481,548,566)
Change in net assets from fund share transactions	$150,040,101	$470,635,484
Total change in net assets	$(248,765,956)	$737,285,467
Net assets
At beginning of period	7,423,432,626	6,686,147,159
At end of period (including undistributed net investment income of $6,259,407 and $10,469,214, respectively)	$7,174,666,670	$7,423,432,626

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.82	$27.72	$21.48	$18.68	$19.22
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.28	$0.25	$0.25	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.16)	2.74	6.57	3.32	(0.53)
Total from investment operations	$0.08	$3.02	$6.82	$3.57	$(0.35)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.24)	$(0.21)	$(0.27)	$(0.19)
From net realized gain on investments	(1.38)	(1.68)	(0.37)	(0.50)	—
Total distributions declared to shareholders	$(1.64)	$(1.92)	$(0.58)	$(0.77)	$(0.19)
Net asset value, end of period (x)	$27.26	$28.82	$27.72	$21.48	$18.68
Total return (%) (r)(s)(t)(x)	0.28	10.99	31.90	19.15	(1.83)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	0.72	0.77	0.78
Expenses after expense reductions (f)	0.70	0.71	0.70	0.77	0.78
Net investment income	0.84	0.97	1.02	1.22	0.95
Portfolio turnover	18	18	19	30	21
Net assets at end of period (000 omitted)	$3,273,616	$3,422,330	$3,226,357	$2,530,738	$2,326,235

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.13	$27.11	$21.03	$18.30	$18.81
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.06	$0.06	$0.09	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.16)	2.67	6.42	3.24	(0.51)
Total from investment operations	$(0.14)	$2.73	$6.48	$3.33	$(0.47)
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.03)	$(0.03)	$(0.10)	$(0.04)
From net realized gain on investments	(1.38)	(1.68)	(0.37)	(0.50)	—
Total distributions declared to shareholders	$(1.41)	$(1.71)	$(0.40)	$(0.60)	$(0.04)
Net asset value, end of period (x)	$26.58	$28.13	$27.11	$21.03	$18.30
Total return (%) (r)(s)(t)(x)	(0.48)	10.13	30.90	18.24	(2.52)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	1.47	1.52	1.53
Expenses after expense reductions (f)	1.46	1.47	1.47	1.52	1.53
Net investment income	0.07	0.20	0.25	0.46	0.19
Portfolio turnover	18	18	19	30	21
Net assets at end of period (000 omitted)	$83,970	$96,750	$101,260	$90,502	$96,836

Class C	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.73	$26.74	$20.76	$18.08	$18.60
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.06	$0.06	$0.09	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.17)	2.65	6.33	3.21	(0.51)
Total from investment operations	$(0.15)	$2.71	$6.39	$3.30	$(0.47)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.04)	$(0.04)	$(0.12)	$(0.05)
From net realized gain on investments	(1.38)	(1.68)	(0.37)	(0.50)	—
Total distributions declared to shareholders	$(1.43)	$(1.72)	$(0.41)	$(0.62)	$(0.05)
Net asset value, end of period (x)	$26.15	$27.73	$26.74	$20.76	$18.08
Total return (%) (r)(s)(t)(x)	(0.54)	10.19	30.87	18.26	(2.53)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	1.47	1.52	1.53
Expenses after expense reductions (f)	1.46	1.47	1.47	1.52	1.53
Net investment income	0.07	0.20	0.25	0.47	0.20
Portfolio turnover	18	18	19	30	21
Net assets at end of period (000 omitted)	$296,096	$301,874	$280,686	$208,695	$189,970

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.17	$27.13	$21.04	$18.31	$18.84
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.34	$0.32	$0.30	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.17)	2.69	6.42	3.25	(0.52)
Total from investment operations	$0.13	$3.03	$6.74	$3.55	$(0.29)
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.31)	$(0.28)	$(0.32)	$(0.24)
From net realized gain on investments	(1.38)	(1.68)	(0.37)	(0.50)	—
Total distributions declared to shareholders	$(1.71)	$(1.99)	$(0.65)	$(0.82)	$(0.24)
Net asset value, end of period (x)	$26.59	$28.17	$27.13	$21.04	$18.31
Total return (%) (r)(s)(x)	0.46	11.27	32.17	19.47	(1.55)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.47	0.47	0.52	0.53
Expenses after expense reductions (f)	0.47	0.47	0.47	0.52	0.53
Net investment income	1.07	1.21	1.29	1.47	1.21
Portfolio turnover	18	18	19	30	21
Net assets at end of period (000 omitted)	$2,804,058	$2,822,535	$2,291,001	$402,328	$99,977

Class R1	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.58	$26.61	$20.66	$17.94	$18.46
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.06	$0.06	$0.11	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.16)	2.63	6.30	3.16	(0.50)
Total from investment operations	$(0.14)	$2.69	$6.36	$3.27	$(0.46)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.04)	$(0.04)	$(0.05)	$(0.06)
From net realized gain on investments	(1.38)	(1.68)	(0.37)	(0.50)	—
Total distributions declared to shareholders	$(1.43)	$(1.72)	$(0.41)	$(0.55)	$(0.06)
Net asset value, end of period (x)	$26.01	$27.58	$26.61	$20.66	$17.94
Total return (%) (r)(s)(x)	(0.51)	10.16	30.85	18.25	(2.52)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.47	1.47	1.52	1.53
Expenses after expense reductions (f)	1.47	1.47	1.47	1.52	1.53
Net investment income	0.07	0.20	0.25	0.53	0.20
Portfolio turnover	18	18	19	30	21
Net assets at end of period (000 omitted)	$9,516	$9,803	$9,351	$7,902	$18,699

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.74	$26.75	$20.75	$18.07	$18.61
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.19	$0.18	$0.20	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(0.17)	2.65	6.35	3.20	(0.51)
Total from investment operations	$(0.01)	$2.84	$6.53	$3.40	$(0.38)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.17)	$(0.16)	$(0.22)	$(0.16)
From net realized gain on investments	(1.38)	(1.68)	(0.37)	(0.50)	—
Total distributions declared to shareholders	$(1.56)	$(1.85)	$(0.53)	$(0.72)	$(0.16)
Net asset value, end of period (x)	$26.17	$27.74	$26.75	$20.75	$18.07
Total return (%) (r)(s)(x)	(0.03)	10.68	31.56	18.86	(2.09)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.97	0.97	1.02	1.03
Expenses after expense reductions (f)	0.97	0.97	0.97	1.02	1.03
Net investment income	0.57	0.70	0.75	0.98	0.70
Portfolio turnover	18	18	19	30	21
Net assets at end of period (000 omitted)	$177,562	$208,074	$212,274	$148,990	$124,443

Class R3	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.61	$27.53	$21.34	$18.56	$19.10
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.27	$0.25	$0.25	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.17)	2.73	6.52	3.30	(0.52)
Total from investment operations	$0.07	$3.00	$6.77	$3.55	$(0.34)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.24)	$(0.21)	$(0.27)	$(0.20)
From net realized gain on investments	(1.38)	(1.68)	(0.37)	(0.50)	—
Total distributions declared to shareholders	$(1.63)	$(1.92)	$(0.58)	$(0.77)	$(0.20)
Net asset value, end of period (x)	$27.05	$28.61	$27.53	$21.34	$18.56
Total return (%) (r)(s)(x)	0.26	10.97	31.86	19.18	(1.81)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	0.72	0.77	0.78
Expenses after expense reductions (f)	0.72	0.72	0.72	0.77	0.78
Net investment income	0.82	0.95	1.00	1.22	0.96
Portfolio turnover	18	18	19	30	21
Net assets at end of period (000 omitted)	$333,089	$390,209	$402,930	$300,611	$229,581

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$29.02	$27.89	$21.61	$18.79	$19.33
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.35	$0.31	$0.31	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.17)	2.77	6.61	3.33	(0.53)
Total from investment operations	$0.14	$3.12	$6.92	$3.64	$(0.30)
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.31)	$(0.27)	$(0.32)	$(0.24)
From net realized gain on investments	(1.38)	(1.68)	(0.37)	(0.50)	—
Total distributions declared to shareholders	$(1.71)	$(1.99)	$(0.64)	$(0.82)	$(0.24)
Net asset value, end of period (x)	$27.45	$29.02	$27.89	$21.61	$18.79
Total return (%) (r)(s)(x)	0.48	11.28	32.17	19.44	(1.56)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	0.47	0.47	0.52	0.53
Expenses after expense reductions (f)	0.46	0.47	0.47	0.52	0.53
Net investment income	1.07	1.21	1.26	1.47	1.21
Portfolio turnover	18	18	19	30	21
Net assets at end of period (000 omitted)	$82,539	$94,154	$113,010	$107,154	$84,603

Class R5	Years ended 12/31
	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$28.18	$27.14	$21.04	$19.21
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.36	$0.32	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.17)	2.70	6.44	2.38	(g)
Total from investment operations	$0.16	$3.06	$6.76	$2.55
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.34)	$(0.29)	$(0.22)
From net realized gain on investments	(1.38)	(1.68)	(0.37)	(0.50)
Total distributions declared to shareholders	$(1.73)	$(2.02)	$(0.66)	$(0.72)
Net asset value, end of period (x)	$26.61	$28.18	$27.14	$21.04
Total return (%) (r)(s)(x)	0.58	11.36	32.28	13.28	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.38	0.38	0.39	0.43	(a)
Expenses after expense reductions (f)	0.38	0.38	0.39	0.43	(a)
Net investment income	1.16	1.29	1.23	1.42	(a)
Portfolio turnover	18	18	19	30
Net assets at end of period (000 omitted)	$103,806	$68,711	$41,186	$113

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.28	$27.24	$21.12	$18.38	$18.91
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.26	$0.24	$0.24	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)	2.70	6.46	3.26	(0.52)
Total from investment operations	$0.05	$2.96	$6.70	$3.50	$(0.35)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.24)	$(0.21)	$(0.26)	$(0.18)
From net realized gain on investments	(1.38)	(1.68)	(0.37)	(0.50)	—
Total distributions declared to shareholders	$(1.63)	$(1.92)	$(0.58)	$(0.76)	$(0.18)
Net asset value, end of period (x)	$26.70	$28.28	$27.24	$21.12	$18.38
Total return (%) (r)(s)(t)(x)	0.19	10.96	31.86	19.10	(1.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.82	0.82	0.87	0.88
Expenses after expense reductions (f)	0.74	0.74	0.73	0.82	0.85
Net investment income	0.80	0.94	0.99	1.17	0.87
Portfolio turnover	18	18	19	30	21
Net assets at end of period (000 omitted)	$7,161	$5,947	$4,897	$3,400	$2,585

Class 529B	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$27.03	$26.12	$20.29	$17.69	$18.20
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.05	$0.05	$0.08	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.15)	2.58	6.19	3.14	(0.50)
Total from investment operations	$(0.14)	$2.63	$6.24	$3.22	$(0.48)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)	$(0.04)	$(0.12)	$(0.03)
From net realized gain on investments	(1.38)	(1.68)	(0.37)	(0.50)	—
Total distributions declared to shareholders	$(1.45)	$(1.72)	$(0.41)	$(0.62)	$(0.03)
Net asset value, end of period (x)	$25.44	$27.03	$26.12	$20.29	$17.69
Total return (%) (r)(s)(t)(x)	(0.53)	10.14	30.80	18.20	(2.64)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.57	1.57	1.62	1.63
Expenses after expense reductions (f)	1.50	1.50	1.51	1.57	1.60
Net investment income	0.04	0.18	0.22	0.41	0.12
Portfolio turnover	18	18	19	30	21
Net assets at end of period (000 omitted)	$438	$363	$350	$280	$255

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.75	$25.85	$20.07	$17.51	$18.04
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.04	$0.05	$0.08	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.17)	2.57	6.13	3.10	(0.49)
Total from investment operations	$(0.16)	$2.61	$6.18	$3.18	$(0.47)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.03)	$(0.03)	$(0.12)	$(0.06)
From net realized gain on investments	(1.38)	(1.68)	(0.37)	(0.50)	—
Total distributions declared to shareholders	$(1.43)	$(1.71)	$(0.40)	$(0.62)	$(0.06)
Net asset value, end of period (x)	$25.16	$26.75	$25.85	$20.07	$17.51
Total return (%) (r)(s)(t)(x)	(0.58)	10.16	30.84	18.19	(2.65)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.57	1.57	1.62	1.63
Expenses after expense reductions (f)	1.51	1.52	1.52	1.57	1.60
Net investment income	0.03	0.16	0.20	0.42	0.13
Portfolio turnover	18	18	19	30	21
Net assets at end of period (000 omitted)	$2,817	$2,683	$2,845	$2,345	$1,899

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring administrative proceeding concerning market timing, the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B and Class 529C total returns for the year ended December 31, 2011 would have been lower by 0.11%.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

Massachusetts Investors Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$6,657,681,165	$—	$—	$6,657,681,165
France	—	246,404,253	—	246,404,253
Canada	170,179,221	—	—	170,179,221
United Kingdom	—	50,267,120	—	50,267,120
Mutual Funds	59,679,022	—	—	59,679,022
Total Investments	$6,887,539,408	$296,671,373	$—	$7,184,210,781

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase

Notes to Financial Statements – continued

securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2015, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and

Notes to Financial Statements – continued

state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$91,349,581	$129,269,003
Long-term capital gains	331,986,127	352,279,563
Total distributions	$423,335,708	$481,548,566

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$5,257,795,063
Gross appreciation	2,073,692,077
Gross depreciation	(147,276,359)
Net unrealized appreciation (depreciation)	$1,926,415,718
Undistributed ordinary income	6,345,290
Undistributed long-term capital gain	24,020,763
Post-October capital loss deferral	(1,935,514)
Other temporary differences	172,325

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally

Notes to Financial Statements – continued

due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Class A	$29,793,682	$27,801,923	$159,183,324	$190,792,534
Class B	100,356	93,185	4,226,069	5,572,126
Class C	531,504	383,558	14,968,772	17,455,790
Class I	32,926,342	29,335,755	138,489,932	158,457,106
Class R1	16,852	12,031	485,217	569,575
Class R2	1,213,814	1,211,686	9,167,867	12,122,179
Class R3	3,148,327	3,254,832	17,143,278	22,931,189
Class R4	998,887	1,039,043	4,176,568	5,489,685
Class R5	1,201,703	718,718	4,982,831	3,753,097
Class 529A	62,102	46,478	343,182	325,692
Class 529B	1,074	524	22,666	21,316
Class 529C	5,465	2,610	145,894	157,934
Total	$70,000,108	$63,900,343	$353,335,600	$417,648,223

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $744,157 and $6,303 for the year ended December 31, 2015, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.23%	$8,481,996
Class B	0.75%	0.25%	1.00%	1.00%	908,040
Class C	0.75%	0.25%	1.00%	1.00%	3,012,568
Class R1	0.75%	0.25%	1.00%	1.00%	98,144
Class R2	0.25%	0.25%	0.50%	0.50%	979,260
Class R3	—	0.25%	0.25%	0.25%	938,870
Class 529A	—	0.25%	0.25%	0.23%	16,651
Class 529B	0.75%	0.25%	1.00%	0.98%	4,188
Class 529C	0.75%	0.25%	1.00%	1.00%	27,596
Total Distribution and Service Fees					$14,467,313

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended December 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended December 31, 2015, this rebate amounted to $579,301, $1,156, $2,762, $1,532, $79, and $44 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended December 31, 2015, were as follows:

Amount
Class A	$5,809
Class B	73,190
Class C	14,200
Class 529B	—
Class 529C	5

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on April 30, 2017, unless MFD elects to extend the waiver. For the year ended December 31, 2015,

Notes to Financial Statements – continued

this waiver amounted to $4,919 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended December 31, 2015, were as follows:

	Fee	Waiver
Class 529A	$6,660	$3,330
Class 529B	419	209
Class 529C	2,760	1,380
Total Program Manager Fees and Waivers	$9,839	$4,919

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended December 31, 2015, the fee was $1,003,851, which equated to 0.0135% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended December 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $7,049,728.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0086% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who

Notes to Financial Statements – continued

continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $5,322 and the Retirement Deferral plan resulted in an expense of $1,670. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended December 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $87,103 at December 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $28,090 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $23,673 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $1,291,979,072 and $1,489,399,260, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,234,206	$237,211,045	10,332,403	$294,456,156
Class B	295,370	8,304,043	356,178	9,877,627
Class C	1,125,343	31,070,066	1,004,357	27,512,907
Class I	20,995,912	595,399,809	25,466,085	708,648,121
Class R1	48,271	1,333,088	44,761	1,217,890
Class R2	773,931	21,469,290	960,049	26,199,975
Class R3	1,814,309	52,081,924	1,838,200	51,672,275
Class R4	654,311	19,106,817	668,538	19,259,555
Class R5	1,741,048	47,980,770	1,236,668	34,527,001
Class 529A	68,946	1,944,151	71,367	2,008,295
Class 529B	5,586	153,038	1,436	38,540
Class 529C	20,731	553,500	58,474	1,509,475
	35,777,964	$1,016,607,541	42,038,516	$1,176,927,817

Shares issued to shareholders in reinvestment of distributions
Class A	5,921,016	$162,534,429	6,467,554	$185,908,866
Class B	154,055	4,117,943	191,196	5,367,009
Class C	500,963	13,177,927	541,086	14,970,323
Class I	6,342,205	169,940,940	6,628,425	186,215,725
Class R1	19,187	502,069	21,130	581,606
Class R2	379,272	9,999,353	468,441	12,962,491
Class R3	739,743	20,156,027	911,858	26,019,930
Class R4	183,517	5,076,857	221,712	6,412,159
Class R5	178,052	4,773,541	158,612	4,461,625
Class 529A	15,073	405,284	13,191	372,170
Class 529B	927	23,740	809	21,840
Class 529C	5,981	151,359	6,014	160,544
	14,439,991	$390,859,469	15,630,028	$443,454,288

Notes to Financial Statements – continued

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(12,785,042)	$(369,554,302)	(14,453,935)	$(412,404,805)
Class B	(728,726)	(20,528,874)	(844,064)	(23,359,616)
Class C	(1,192,354)	(33,134,287)	(1,152,858)	(31,665,826)
Class I	(22,107,700)	(625,821,751)	(16,333,189)	(457,076,247)
Class R1	(57,016)	(1,582,314)	(61,866)	(1,691,354)
Class R2	(1,870,095)	(51,914,996)	(1,864,859)	(51,362,403)
Class R3	(3,876,538)	(109,790,328)	(3,749,190)	(106,782,233)
Class R4	(1,075,686)	(30,876,785)	(1,697,302)	(48,650,891)
Class R5	(456,238)	(12,997,077)	(474,797)	(13,246,382)
Class 529A	(26,170)	(743,973)	(54,059)	(1,520,053)
Class 529B	(2,744)	(75,385)	(2,200)	(58,260)
Class 529C	(15,054)	(406,837)	(74,244)	(1,928,551)
	(44,193,363)	$(1,257,426,909)	(40,762,563)	$(1,149,746,621)

Net change
Class A	1,370,180	$30,191,172	2,346,022	$67,960,217
Class B	(279,301)	(8,106,888)	(296,690)	(8,114,980)
Class C	433,952	11,113,706	392,585	10,817,404
Class I	5,230,417	139,518,998	15,761,321	437,787,599
Class R1	10,442	252,843	4,025	108,142
Class R2	(716,892)	(20,446,353)	(436,369)	(12,199,937)
Class R3	(1,322,486)	(37,552,377)	(999,132)	(29,090,028)
Class R4	(237,858)	(6,693,111)	(807,052)	(22,979,177)
Class R5	1,462,862	39,757,234	920,483	25,742,244
Class 529A	57,849	1,605,462	30,499	860,412
Class 529B	3,769	101,393	45	2,120
Class 529C	11,658	298,022	(9,756)	(258,532)
	6,024,592	$150,040,101	16,905,981	$470,635,484

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $24,970 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	39,071,156	557,097,718	(536,489,852)	59,679,022

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$89,823	$59,679,022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of Massachusetts Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Trust (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
T. Kevin Beatty Ted Maloney

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $400,085,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 97.01% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Mayanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification. Effective January 1, 2016, Mr. Steven E. Buller became a member of the Audit Committee and has been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Mr. Buller is an “independent” member of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). Effective January 1, 2016, Ms. Laurie J. Thomsen is no longer a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2015 and 2014, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
Massachusetts Investors Trust	47,464	46,684

For the fiscal years ended December 31, 2015 and 2014, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To Massachusetts Investors Trust	0	0	6,727	6,615	1,345	1,527

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of Massachusetts Investors Trust*	186,019	1,686,271	0	0	5,000	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees billed by Deloitte:
To Massachusetts Investors Trust, MFS and MFS Related Entities#	199,091	1,697,751

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MASSACHUSETTS INVESTORS TRUST

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: February 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: February 16, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 16, 2016

*	Print name and title of each signing officer under his or her signature.